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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 4, 2002

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                     000-21621                     75-2666013
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)    (IRS EMPLOYER IDENTIFICATION NO.)

                                1310 WEST EL PASO
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 332-5720




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


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 4, 2002, the Company issued a press release announcing that the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division has approved Kevco's and its subsidiaries' First Amended Disclosure Statement Under 11 U.S.C. section 1125 in Support of Kevco, Inc. and the Official Creditor Committee's Joint Plan of Liquidation (the "Disclosure Statement").

         A copy of the press release is filed herewith as Exhibit 99.1, and a copy of the Disclosure Statement is filed herewith as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1  -  Press release of the Registrant, dated October 4, 2002.

99.2 - First Amended Disclosure Statement Under 11 U.S.C. section 1125 in Support of Kevco, Inc. and the Official Creditor Committee's Joint Plan of Liquidation.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KEVCO, INC.


Date: October 4, 2002                         By: /s/ Wilford W. Simpson
                                                  ------------------------------
                                                  Wilford W. Simpson
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NO.           DESCRIPTION
-------       -----------

99.1  -       Press release of the Registrant, dated October 4, 2002.

99.2  -       First Amended Disclosure Statement Under 11 U.S.C. section 1125 in
              Support of Kevco, Inc. and the Official Creditor Committee's Joint
              Plan of Liquidation.




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